EQ ADVISORS TRUSTSM

Multimanager Core Bond Portfolio

SUPPLEMENT DATED NOVEMBER 18, 2022 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2022, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) dated May 1, 2022, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus, and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

Effective immediately, the section of the Summary Prospectus and Prospectus entitled “Multimanager Core Bond Portfolio – WHO MANAGES THE PORTFOLIO — Sub-Adviser: BlackRock Financial Management, Inc. (“BlackRock” or the “Sub-Adviser”)” is deleted in its entirety and replaced with the following:

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio

Akiva Dickstein	Managing Director of BlackRock, Inc.	May 2014

Bob Miller*	Managing Director of BlackRock, Inc.	October 2011

David Rogal	Managing Director of BlackRock, Inc.	June 2017
*	On or about March 31, 2023, Bob Miller will retire from BlackRock and will no longer serve as a Portfolio Manager for the Portfolio.

The section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — BlackRock Financial Management, Inc. – Bob Miller, Akiva Dickstein and David Rogal” is deleted in its entirety and replaced with the following:

Bob Miller*, Akiva Dickstein and David Rogal are primarily responsible for the investment decisions for an Active Allocated Portion of the Multimanager Core Bond Portfolio.

Akiva Dickstein, Managing Director of BlackRock since 2009; Managing Director of Merrill Lynch from 2003 to 2009 and Head of the U.S. Rates & Structured Credit Research Group.

Bob Miller, Managing Director of BlackRock since 2011; Co-Founder and Partner of Round Table Investment Management Company from 2007 to 2009; Managing Director of Bank of America from 1999 to 2007.

David Rogal, Managing Director of BlackRock since 2019; Director of BlackRock from 2014 to 2018; Vice President of BlackRock from 2011 to 2013.

*	On or about March 31, 2023, Bob Miller will retire from BlackRock and will no longer serve as a Portfolio Manager for the Portfolio.

Effective March 31, 2023, all references to Bob Miller in the SAI are deleted in their entirety.